Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of our report dated February 23, 2024, except for Notes 1, 3, 4, and 20 to the financial statements as it relates to the recast of historical segment reporting financial information, as to which the date is November 22, 2024, relating to the consolidated financial statements of Blackstone Inc. and subsidiaries (“Blackstone”) and the effectiveness of Blackstone’s internal control over financial reporting for the year ended December 31, 2023, appearing in this Current Report on Form 8-K dated November 22, 2024.

•	Registration Statement No. 333-277332 (Blackstone Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-270007 (Blackstone Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-263058 (Blackstone Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-253660 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-236788 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-230020 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-223346 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-216225 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-209758 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-202359 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-194234 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-186999 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-179775 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-172451 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-165115 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-157635 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8
•	Registration Statement No. 333-143948 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

/s/ DELOITTE & TOUCHE LLP

New York, New York

November 22, 2024